                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2004



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                        1-13925                       38-3389456
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)


       Registrant's telephone number, including area code: (317) 715-4100

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 17, 2004, Championship Auto Racing Teams, Inc. issued a press release announcing that its Quarterly Report on Form 10-Q for the three months ended June 30, 2004, cannot be completed by the filing deadline of August 16, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are incorporated by reference as part of this Report:

Exhibit                    Description
---------                  -----------
99.1                       Press release dated August 17, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of August, 2004.

                      CHAMPIONSHIP AUTO RACING TEAMS, INC.


                            By: /s/ Thomas L. Carter
                                --------------------
                                Thomas L. Carter
                             Chief Financial Officer


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